SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF

               THE SECURITIES EXCHANGE ACT OF

               1934

  Date of Report (Date of earliest event reported)  June
                            26, 1996


          Equivantage Home Equity Loan Trust 1995-2
   (Exact name of registrant as specified in its charter)


New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)
c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code
(713) 895-1957


          Equivantage Home Equity Loan Trust 1995-2
                          Form 8-K
                            INDEX


                                             Page
Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5



ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1995-2 makes
monthly remittances to security holders.  The latest
remittance was made June 26, 1996.  We have furnished a
monthly remittance statement delivered to the trustee with
security holder payment instructions.
Monthly Remittance
Statement.................................................
 .. ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits
  21.1 Monthly Remittance Statement dated as of June 26,
1996.





                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Equivantage Home Equity Loan
Trust 1995-2
                       (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.

                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                     INDEX OF EXHIBITS




                                        Page of
                                        Sequentially
                                        Numbered Pages




21.1 Monthly Remittance Statement dated                6-
     14 as of June 26, 1996.





EXHIBIT 21.1                                      PAGE 6

Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800
Cover Page

Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized
Aggregate
Ending
         Class
Original Principal                     Losses
Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
A-1      Senior         Sequential Pay   Fixed
48,500,000.00       6.40000000%               0.00
0.00               0.00   0.7550538777
A-2      Senior         Sequential Pay   Fixed
20,000,000.00       6.85000000%
0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
6,952,000.00       7.40000000%
0.00
0.00               0.00   1.0000000000
R        Residual       Residual         Residual
0.00       0.00000000%               0.00
0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
120.20     191.18392165%           1,138.19
0.00               0.00
_________________________________________________________
___
_________________________________________________________
___ _______________________________________________
Totals
75,452,120.20                             1,138.19
0.00               0.00   0.8677502771

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EXHIBIT 21.1                                      PAGE 7



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone: (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total
Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance
Distribution
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
A-1        05/31/1996          6.40000000%
39,891,727.00         212,755.88
3,271,613.93
0.00      36,620,113.07       3,484,369.81
A-2        05/31/1996          6.85000000%
20,000,000.00         114,166.67
0.00
0.00      20,000,000.00         114,166.67
A-3        05/31/1996          7.40000000%
6,952,000.00          42,870.67
0.00
0.00       6,952,000.00          42,870.67
R          05/31/1996
0.00000000%
0.00               0.00
0.00
0.00               0.00
0.00
SUB.       05/31/1996
191.18392165%
1,640,172.90               0.00
0.00
0.00       1,901,485.14               0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
Totals
68,483,899.90         369,793.22       3,271,613.93
0.00      65,473,598.21       3,641,407.15




















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EXHIBIT 21.1                              PAGE 8



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting
Month:           May 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution
Date:      June 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class
Distribution Per 1,000 of Original Balance


Total Other

Total Interest       Scheduled       Principal Total
Principal Principal                         Ending
Distribution       Principal    Distribution
Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
__________________________________________________________
__
__________________________________________________________
__ _____________________________
A-1              29476YAC3              48,500,000.00
4.38671918      1.53879505     60.52928103     67.45595732
0.00000000    0.7550538777
A-2              29476YAD1              20,000,000.00
5.70833350      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAE9               6,952,000.00
6.16666715      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                           120.20
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000
__________________________________________________________
__
__________________________________________________________
__ _____________________________
Totals                                  75,452,120.20
0.8677502771









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EXHIBIT 21.1                       PAGE 9



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other
Total
Principal          Balance        Principal
Undistributed
Class                Balance        Principal
Principal        Accretion        Principal
Distribution Reduction*    Balance Principal
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
A-1            39,891,727.00        74,631.56
2,935,670.13       261,312.24
0.00
3,271,613.93             0.00
36,620,113.07
0.00
A-2            20,000,000.00
0.00
0.00             0.00             0.00             0.00
0.00    20,000,000.00             0.00
A-3             6,952,000.00             0.00
0.00             0.00             0.00             0.00
0.00     6,952,000.00             0.00
R                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            1,640,172.90             0.00
0.00     (261,312.24)             0.00             0.00
0.00     1,901,485.14             0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
Totals         68,483,899.90        74,631.56
2,935,670.13             0.00             0.00
3,271,613.93             0.00    65,473,598.21
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance
Reduction 0.00
Other
0.00






Notes:
Accretion Amount represents the Subordination Increase
Amount.
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EXHIBIT 21.1                          PAGE 10



Equivantage Home Equity Loan Trust 1995-2 Norwest Bank
Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996 InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning Negative
Ending
                                    Principal/
Interest
Amortization
Principal/
                                      Notional
Interest       Shortfall/
Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
A-1               6.40000000%    39,891,727.00
212,755.88             0.00             0.00
0.00             0.00       212,755.88
36,620,113.07
A-2               6.85000000%    20,000,000.00
114,166.67             0.00             0.00
0.00             0.00       114,166.67    20,000,000.00
A-3               7.40000000%     6,952,000.00
42,870.67             0.00             0.00
0.00
0.00        42,870.67     6,952,000.00
R                 0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            191.18392165%     1,640,172.90
261,312.24             0.00       261,312.24
0.00             0.00             0.00     1,901,485.14
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
Totals
631,105.46             0.00       261,312.24
0.00             0.00       369,793.22

Notes:
Interest Shortfall amount represents the Interest
CarryForward Amount.





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EXHIBIT 21.1                       PAGE 11



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085 11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-
4167 Columbia, MD 21044-7800


Fund Account Summary

__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee
642,053.03 Interest Payments
369,793.22
    Scheduled Principal
    74,631.56
Scheduled Principal Payment
    74,631.56 Other Principal
    2,935,670.13
Other Principal Payments
    3,196,982.37 Negative Amortization
    0.00
Reserve Fund 1
    0.00 Deposits from Reserve Fund
    0.00
Fees and Expenses
    10,947.57 Gain/Loss Adjustment
    0.00
Other Withdrawals
    0.00 Other Deposits
    0.00

   Total Deposit
3,652,354.72                Total Withdrawals
3,652,354.72


Ending Balance
0.00
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________









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EXHIBIT 21.1                       PAGE 12



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085 11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-
4167 Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00        1,138.19        1,138.19
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00        1,138.19        1,138.19





__________________________________________________________
__
__________________________________________________________
__ ________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number
Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                  49  2,240,513.78        15
723,127.23
18    910,450.76        16  1,176,680.32         2
148,015.41       100       5,198,787.50
__________________________________________________________
__
__________________________________________________________
__ ________________________________________
Totals             49  2,240,513.78        15
723,127.23
18    910,450.76        16  1,176,680.32         2
148,015.41       100       5,198,787.50







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EXHIBIT 21.1         PAGE 13



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting
Month:           May 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

__________________________________________________________
__ _____________________________________________
Monthly P&I Constant
744,211.02|          744,211.02
|
Positive Amortization
74,631.56|           74,631.56
Negative Amortization
0.00|                0.00
Regular Curtailments
24,711.31|           24,711.31
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
2,910,958.82|        2,910,958.82
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
3,010,301.69|        3,010,301.69

|
Scheduled Interest
669,579.46|          669,579.46
Servicing Fee
27,526.43|           27,526.43
Master Servicing Fee
2,436.46|            2,436.46
Spread
0.00|                0.00
         Total Pass-Through Interest
631,105.45|          631,105.45

|
Beginning Balance
68,483,899.90|       68,483,899.90
Ending Balance
65,473,598.21|       65,473,598.21
Gross P&I Distribution
3,652,354.72|        3,652,354.72
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution 3,652,354.72|
3,652,354.72

|
Beginning Loan Count
1404|                1404
Number of Loan Payoffs
48|                  48
Ending Loan Count
1356|                1356

|
Weighted Average Maturity 235.0000000000|
235.0000000000
Weighted Average Gross Rate 11.732616760%|
11.732616760%
Weighted Average Net Rate 11.250288560%|
11.250288560%
Weighted Average Pass-Through Rate
11.058461050%|       11.058461050%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
789,575.21|          789,575.21

|

|













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EXHIBIT 21.1                       PAGE 14

Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                             Reid
Denny
Securities Administration Services
Reporting   Month:           May 1996
Phone:                           (410) 884-
2085
11000 Broken Land Parkway
Distribution Date:      June 26, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
__________________________________________________________
__
__________________________________________________________
__ ___________________________________________
Subordination
120.20            0.00            0.00        1,138.19
2.90420138%    1,901,485.14      65,473,598.21





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

__________________________________________________________
_ Senior                  3,010,301.69 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%



























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